                                                              EXHIBIT (i)(2)(e)

                                ADDENDUM NO. 28

                                      TO

                         SERVICE AND EXPENSE AGREEMENT
                                     among
                        AMERICAN HOME ASSURANCE COMPANY
           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                           AIG RISK MANAGEMENT, INC.
               BIRMINGHAM FIRE INSURANCE COMPANY OF PENNSYLVANIA
                    COMMERCE AND INDUSTRY INSURANCE COMPANY
                   DELAWARE AMERICAN LIFE INSURANCE COMPANY
                          AIG LIFE INSURANCE COMPANY
           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
              THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA
                        PACIFIC UNION ASSURANCE COMPANY
                            AIU NORTH AMERICA, INC.
                             AIU INSURANCE COMPANY
                   AMERICAN INTERNATIONAL INSURANCE COMPANY
         AMERICAN INTERNATIONAL INSURANCE COMPANY OF CALIFORNIA, INC.
                       AIG HAWAII INSURANCE COMPANY INC.
           AMERICAN INTERNATIONAL SPECIALTY LINES INSURANCE COMPANY
               AMERICAN INTERNATIONAL SURPLUS LINES AGENCY, INC.
                         NORTH AMERICAN MANAGERS, INC.
                        AMERICAN LIFE INSURANCE COMPANY
                     AIG NATIONAL INSURANCE COMPANY, INC.
                           AIG CLAIM SERVICES, INC.
              AIG GLOBAL TRADE & POLITICAL RISK INSURANCE COMPANY
            AMERICAN INTERNATIONAL INSURANCE COMPANY OF NEW JERSEY
                            AIG EQUITY SALES CORP.
                   AMERICAN PACIFIC INSURANCE COMPANY, INC.
                               A.I. CREDIT CORP.
                          LEXINGTON INSURANCE COMPANY
                          LANDMARK INSURANCE COMPANY
                     NEW HAMPSHIRE INDEMNITY COMPANY, INC.
                         AIG ANNUITY INSURANCE COMPANY
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
             AMERICAN INTERNATIONAL INSURANCE COMPANY OF DELAWARE
                          MINNESOTA INSURANCE COMPANY
                STARR EXCESS LIABILITY INSURANCE COMPANY, LTD.
                                      and
                      AMERICAN INTERNATIONAL GROUP, INC.

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   The Service and Expense Agreement originally incepted February 1, 1974 and to which the entities named above are parties (the "Agreement") is hereby amended effective January 1, 2002, in the following respects:

   1. The title of the Agreement is hereby amended to read in its entirety as follows:

                         SERVICE AND EXPENSE AGREEMENT
                                     among
                        AMERICAN HOME ASSURANCE COMPANY
           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                           AIG RISK MANAGEMENT, INC.
               BIRMINGHAM FIRE INSURANCE COMPANY OF PENNSYLVANIA
                    COMMERCE AND INDUSTRY INSURANCE COMPANY
                   DELAWARE AMERICAN LIFE INSURANCE COMPANY
                          AIG LIFE INSURANCE COMPANY
           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
              THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA
                        PACIFIC UNION ASSURANCE COMPANY
                            AIU NORTH AMERICA, INC.
                             AIU INSURANCE COMPANY
                   AMERICAN INTERNATIONAL INSURANCE COMPANY
         AMERICAN INTERNATIONAL INSURANCE COMPANY OF CALIFORNIA, INC.
                       AIG HAWAII INSURANCE COMPANY INC.
           AMERICAN INTERNATIONAL SPECIALTY LINES INSURANCE COMPANY
               AMERICAN INTERNATIONAL SURPLUS LINES AGENCY, INC.
                         NORTH AMERICAN MANAGERS, INC.
                        AMERICAN LIFE INSURANCE COMPANY
                     AIG NATIONAL INSURANCE COMPANY, INC.
                           AIG CLAIM SERVICES, INC.
              AIG GLOBAL TRADE & POLITICAL RISK INSURANCE COMPANY
            AMERICAN INTERNATIONAL INSURANCE COMPANY OF NEW JERSEY
                            AIG EQUITY SALES CORP.
                   AMERICAN PACIFIC INSURANCE COMPANY, INC.
                              A. I. CREDIT CORP.
                          LEXINGTON INSURANCE COMPANY
                          LANDMARK INSURANCE COMPANY
                     NEW HAMPSHIRE INDEMNITY COMPANY, INC.
                        AIG ANNUITY INSURANCE COMPANY,
              FORMERLY AMERICAN GENERAL ANNUITY INSURANCE COMPANY
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
             AMERICAN INTERNATIONAL INSURANCE COMPANY OF DELAWARE
                          MINNESOTA INSURANCE COMPANY
                STARR EXCESS LIABILITY INSURANCE COMPANY, LTD.
                      ALL AMERICAN LIFE INSURANCE COMPANY
                      AMERICAN GENERAL ASSURANCE COMPANY
                 THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE COMPANY

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                  AMERICAN GENERAL PROPERTY INSURANCE COMPANY
                      THE FRANKLIN LIFE INSURANCE COMPANY
                           MERIT LIFE INSURANCE CO.
               THE NATIONAL LIFE AND ACCIDENT INSURANCE COMPANY
                USLIFE CREDIT LIFE INSURANCE COMPANY OF ARIZONA
                          YOSEMITE INSURANCE COMPANY
     SUNAMERICA FINANCIAL, A DIVISION OF SUNAMERICA LIFE INSURANCE COMPANY
        AIG SUNAMERICA LIFE ASSURANCE COMPANY dba ANCHOR NATIONAL LIFE
                               INSURANCE COMPANY
                       2929 ALLEN PARKWAY VENTURE, L. P.
                    AIG FIXED ANNUITY MARKETING GROUP, INC.
                         AMERICAN ATHLETIC CLUB, INC.
                 AMERICAN GENERAL ANNUITY SERVICE CORPORATION
                    AMERICAN GENERAL ASSIGNMENT CORPORATION
              AMERICAN GENERAL ASSIGNMENT CORPORATION OF NEW YORK
                 AMERICAN GENERAL BANCASSURANCE SERVICES, INC.
                         AMERICAN GENERAL CORPORATION
                      AMERICAN GENERAL DISTRIBUTORS, INC.
                     AMERICAN GENERAL FINANCE CORPORATION
                     AMERICAN GENERAL FINANCE GROUP, INC.
                        AMERICAN GENERAL FINANCE, INC.
                   AMERICAN GENERAL FINANCIAL SERVICES, INC.
                    AMERICAN GENERAL GATEWAY SERVICES, LLC
               AMERICAN GENERAL INTERNATIONAL INVESTMENTS, INC.
                        AMERICAN GENERAL LIFE COMPANIES
                AMERICAN GENERAL REALTY INVESTMENT CORPORATION
                           KNICKERBOCKER CORPORATION
                             PAVILIONS CORPORATION
                        VALIC FINANCIAL ADVISORS, INC.
                       VALIC RETIREMENT SERVICES COMPANY
                              VALIC TRUST COMPANY
                    AIG GLOBAL REAL ESTATE INVESTMENT CORP.
                              AIG SUNAMERICA INC.
                       AMERICAN GENRAL INDEMNITY COMPANY
              AMERICAN GENERAL INVESTMENT ADVISORY SERVICES, INC.
            AMERICAN GENERAL LIFE INSURANCE COMPANY OF PENNSYLVANIA
            AMERICAN GENERAL PROPERTY INSURANCE COMPANY OF FLORIDA
                      NORTH CENTRAL CARRIBEAN LIFE, LTD.
                     NORTH CENTRAL LIFE INSURANCE COMPANY
                       SUNAMERICA ASSET MANAGEMENT CORP.
                         SUNAMERICA INVESTMENTS, INC.
                       SUNAMERICA LIFE INSURANCE COMPANY
                THE OLD LINE LIFE INSURANCE COMPANY OF AMERICA
                                  USMRP LTD.
                                      and
                      AMERICAN INTERNATIONAL GROUP, INC.

The Agreement is amended by adding to the parties set forth that are collectively called the "Companies", "All American Life Insurance Company", "American General Assurance Company", "The American Franklin Life Insurance Company", "American General Life

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Insurance Company", "American General Life And Accident Insurance Company",
"American General Property Insurance Company", "The Franklin Life Insurance Company", "Merit Life Insurance Co.", "The National Life And Accident Insurance Company", "USLife Credit Life Insurance Company Of Arizona", "Yosemite Insurance Company", "SunAmerica Financial, A Division Of SunAmerica Life Insurance Company", "AIG SunAmerica Life Assurance Company dba Anchor National Life Insurance Company", "2929 Allen Parkway Venture, L.P.", "AIG Fixed Annuity Marketing Group, Inc.", "American Athletic Club, Inc.", "American General Annuity Service Corporation", "American General Assignment Corporation", "American General Assignment Corporation Of New York", "American General Bancassurance Services, Inc.", "American General Corporation", "American General Distributors, Inc.", "American General Finance Corporation", "American General Finance Group, Inc.", "American General Finance, Inc.", "American General Financial Services, Inc.", "American General Gateway Services, LLC", "American General International Investments, Inc.", "American General Life Companies", "American General Realty Investment Corporation", "Knickerbocker Corporation", "Pavilions Corporation", "VALIC Financial Advisors, Inc.", "VALIC Retirement Services Company", "VALIC Trust Company", "AIG Global Real Estate Investment Corp.", "AIG SunAmerica Inc.", "American General Indemnity Company", "American General Investment Advisory Services, Inc.", "American General Life Insurance Company Of Pennsylvania", "American General Property Insurance Company Of Florida", "North Central Carribean Life, LTD.", "North Central Life Insurance Company", "SunAmerica Asset Management Corp.", "SunAmerica Investments, Inc.", "SunAmerica Life Insurance Company", "The Old Line Life Insurance Company Of America", "USMRP, LTD.".

   IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed in New York, by their duly authorized representatives this 1st day of January 2002.

AMERICAN HOME ASSURANCE COMPANY         By: /s/
                                            ---------------------------------

AMERICAN INTERNATIONAL LIFE
ASSURANCE COMPANY OF NEW YORK           By: /s/
                                            ---------------------------------

AIG RISK MANAGEMENT, INC                By: /s/
                                            ---------------------------------

BIRMINGHAM FIRE INSURANCE COMPANY
OF PENNSYLVANIA                         By: /s/
                                            ---------------------------------

COMMERCE AND INDUSTRY INSURANCE
COMPANY                                 By: /s/
                                            ---------------------------------

DELAWARE AMERICAN LIFE INSURANCE
COMPANY                                 By: /s/
                                            ---------------------------------

AIG LIFE INSURANCE COMPANY              By: /s/
                                            ---------------------------------

NATIONAL UNION FIRE INSURANCE
COMPANY OF PITTSBURGH, PA               By: /s/
                                            ---------------------------------

THE INSURANCE COMPANY OF THE
STATE OF PENNSYLVANIA                   By: /s/
                                            ---------------------------------

PACIFIC UNION ASSURANCE COMPANY         By: /s/
                                            ---------------------------------

AIU NORTH AMERICA, INC.                 By: /s/
                                            ---------------------------------

AIU INSURANCE COMPANY                   By: /s/
                                            ---------------------------------

AMERICAN INTERNATIONAL INSURANCE
COMPANY                                 By: /s/
                                            ---------------------------------

AMERICAN INTERNATIONAL INSURANCE
COMPANY OF CALIFORNIA, INC.             By: /s/
                                            ---------------------------------

AIG HAWAII INSURANCE COMPANY INC.       By: /s/
                                            ---------------------------------

AMERICAN INTERNATIONAL SPECIALTY
LINES INSURANCE COMPANY                 By: /s/
                                            ---------------------------------

AMERICAN INTERNATIONAL SURPLUS
LINES AGENCY, INC.                      By: /s/
                                            ---------------------------------

NORTH AMERICAN MANAGERS, INC.           By: /s/
                                            ---------------------------------

AMERICAN LIFE INSURANCE COMPANY         By: /s/
                                            ---------------------------------

AIG NATIONAL INSURANCE COMPANY,
INC.                                      By: /s/
                                              ---------------------------------

AIG CLAIM SERVICES, INC.                  By: /s/
                                              ---------------------------------

AIG GLOBAL TRADE & POLITICAL RISK
INSURANCE COMPANY                         By: /s/
                                              ---------------------------------

AMERICAN INTERNATIONAL INSURANCE
COMPANY OF NEW JERSEY                     By: /s/
                                              ---------------------------------

AIG EQUITY SALES CORP.                    By: /s/
                                              ---------------------------------

AMERICAN PACIFIC INSURANCE
COMPANY, INC.                             By: /s/
                                              ---------------------------------

A.I. CREDIT CORP.                         By: /s/
                                              ---------------------------------

LEXINGTON INSURANCE COMPANY               By: /s/
                                              ---------------------------------

LANDMARK INSURANCE COMPANY                By: /s/
                                              ---------------------------------

NEW HAMPSHIRE INDEMNITY COMPANY,
INC.                                      By: /s/
                                              ---------------------------------

AIG ANNUITY INSURANCE COMPANY,
FORMERLY AMERICAN GERNERAL
ANNUITY INSURANCE COMPANY                 By: /s/
                                              ---------------------------------

THE VARIABLE ANNUITY LIFE
INSURANCE COMPANY                         By: /s/
                                              ---------------------------------

FIRST SUNAMERICA LIFE INSURANCE
COMPANY                                   By: /s/
                                              ---------------------------------

AMERICAN INTERNATIONAL INSURANCE
COMPANY OF DELAWARE                       By: /s/
                                              ---------------------------------

MINNESOTA INSURANCE COMPANY               By: /s/
                                              ---------------------------------

STARR EXCESS LIABILITY INSURANCE
COMPANY, LTD.                             By: /s/
                                              ---------------------------------

ALL AMERICAN LIFE INSURANCE
COMPANY                                   By: /s/
                                              ---------------------------------

AMERICAN GENERAL ASSURANCE COMPANY        By: /s/
                                              ---------------------------------

THE AMERICAN FRANKLIN LIFE
INSURANCE COMPANY                         By: /s/
                                              ---------------------------------

AMERICAN GENERAL LIFE INSURANCE
COMPANY                                   By: /s/
                                              ---------------------------------

AMERICAN GENERAL LIFE AND
ACCIDENT INSURANCE COMPANY                By: /s/
                                              ---------------------------------

AMERICAN GENERAL PROPERTY
INSURANCE COMPANY                         By: /s/
                                              ---------------------------------

THE FRANKLIN LIFE INSURANCE
COMPANY                                   By: /s/
                                              ---------------------------------

MERIT LIFE INSURANCE CO.                  By: /s/
                                              ---------------------------------

THE NATIONAL LIFE AND ACCIDENT
INSURANCE COMPANY                         By: /s/
                                              ---------------------------------

USLIFE CREDITLIFE INSURANCE
COMPANY OF ARIZONA                      By: /s/
                                            ---------------------------------

YOSEMITE INSURANCE COMPANY              By: /s/
                                            ---------------------------------

SUNAMERICA LIFE INSURANCE COMPANY       By: /s/
                                            ---------------------------------

AIG SUNAMERICA LIFE INSURANCE
COMPANY dba ANCHOR NATIONAL LIFE
INSURANCE COMPANY                       By: /s/
                                            ---------------------------------

2929 ALLEN PARKWAY VENTURE, L.P.        By: /s/
                                            ---------------------------------

AIG FIXED ANNUITY MARKETING
GROUP, INC.                             By: /s/
                                            ---------------------------------

AMERICAN ATHLETIC CLUB, INC.            By: /s/
                                            ---------------------------------

AMERICAN GENERAL ANNUITY SERVICE
CORPORATION                             By: /s/
                                            ---------------------------------

AMERICAN GENERAL ASSIGNMENT
CORPORATION                             By: /s/
                                            ---------------------------------

AMERICAN GENERAL ASSIGNMENT
CORPORATION OF NEW YORK                 By: /s/
                                            ---------------------------------

AMERICAN GENERAL BANCASSURANCE
SERVICES, INC.                          By: /s/
                                            ---------------------------------

AMERICAN GENERAL CORPORATION            By: /s/
                                            ---------------------------------

AMERICAN GENERAL DISTRIBUTORS,
INC.                                    By: /s/
                                            ---------------------------------

AMERICAN GENERAL FINANCE
CORPORATION                             By: /s/
                                            ---------------------------------

AMERICAN GENERAL FINANCE GROUP,
INC.                                    By: /s/
                                            ---------------------------------

AMERICAN GENERAL FINANCE, INC.          By: /s/
                                            ---------------------------------

AMERICAN GENERAL FINANCIAL
SERVICES, INC.                          By: /s/
                                            ---------------------------------

AMERICAN GENERAL GATEWAY
SERVICES, LLC                           By: /s/
                                            ---------------------------------

AMERICAN GENERAL INTERNATIONAL
INVESTMENTS, INC.                       By: /s/
                                            ---------------------------------

AMERICAN GENERAL LIFE COMPANIES         By: /s/
                                            ---------------------------------

AMERICAN GENERAL REALTY
INVESTMENT CORPORATION                  By: /s/
                                            ---------------------------------

KNICKERBOCKER CORPORATION               By: /s/
                                            ---------------------------------

PAVILIONS CORPORATION                   By: /s/
                                            ---------------------------------

VALIC FINANCIAL ADVISORS, INC.          By: /s/
                                            ---------------------------------

VALIC RETIREMENT SERVICES COMPANY       By: /s/
                                            ---------------------------------

VALIC TRUST COMPANY                     By: /s/
                                            ---------------------------------

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AIG SUNAMERICA INC.                       By: /s/
                                              ---------------------------------

AMERICAN GENERAL INDEMNITY COMPANY        By: /s/
                                              ---------------------------------

AMERICAN GENERAL INVESTMENT
ADVISORY SERVICES, INC.                   By: /s/
                                              ---------------------------------

AMERICAN GENERAL LIFE INSURANCE
COMPANY OF PENNSYLVANIA                   By: /s/
                                              ---------------------------------

AMERICAN GENERAL PROPERTY
INSURANCE COMPANY OF FLORIDA              By: /s/
                                              ---------------------------------

NORTH CENTRAL CARRIBEAN LIFE, LTD.        By: /s/
                                              ---------------------------------

NORTH CENTRAL LIFE INSURANCE
COMPANY                                   By: /s/
                                              ---------------------------------

SUNAMERICA ASSET MANAGEMENT CORP.         By: /s/
                                              ---------------------------------

SUNAMERICA INVESTMENTS, INC.              By: /s/
                                              ---------------------------------

SUNAMERICA FINANCIAL, A DIVISION
OF SUNAMERICA LIFE INSURANCE
COMPANY                                   By: /s/
                                              ---------------------------------

THE OLD LINE LIFE INSURANCE
COMPANY OF AMERICA                        By: /s/
                                              ---------------------------------

USMRP. LTD.                               By: /s/
                                              ---------------------------------

AIG GLOBAL REAL ESTATE INVESTMENT
CORP.                                     By: /s/
                                              ---------------------------------

AMERICAN INTERNATIONAL GROUP, INC.        By: /s/
                                              ---------------------------------